UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Ultimus Asset Services, LLC

225 Pictoria Drive. Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-587-3400

Date of fiscal year end: 03/31

Date of reporting period: 03/31/17

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

DEAN FUNDS

Small Cap Value Fund

Mid Cap Value Fund

Annual Report

March 31, 2017

DEAN SMALL CAP FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE – (Unaudited)

The Dean Small Cap Value Fund was up +23.67% net of fees for the twelve months ended March 31, 2017, compared with a +29.37% return for the benchmark Russell 2000 Value Index and a +26.22% return for the broader Russell 2000 Index for the same period.

Macro Factors Impacting Performance

Macro factors were decidedly unfavorable for the portfolio this fiscal year and were the dominant cause (rather than individual stock selection) for the portfolio’s underperformance versus the benchmark over the one year period. The most significant factor was related to companies that maintain high profitability. The stock prices of companies that have high profitability performed poorly this fiscal year. Our process focuses on highly profitable companies that generate high returns on capital, which is a cross section of companies that we believe to have the attributes (coupled with low valuations) that can lead to outperformance over time. However, this focus on high quality, profitable companies with high returns on capital was a headwind for the portfolio over the shorter time frame of one year as the stock prices of companies with low profitability benefited from a change in market sentiment towards the hope of faster economic growth in the future, which has the potential to help boost their earnings disproportionately compared to companies that already exhibit high profitability.

In addition, stocks that exhibit low price volatility also performed poorly this fiscal year. While we do not explicitly seek stocks that exhibit low price volatility, owning low volatility stocks does often become a residual of our process since we prefer companies with a narrow range of outcomes and predictable earnings streams. This preference became a headwind over the period as the market embraced economically sensitive stocks with a wide range of outcomes, especially after the presidential election was decided. We will examine this in further detail within the Sector Performance section below while reviewing the two underperforming sectors.

Sector Performance (best/worst relative to benchmark)

The best performing sector relative to the benchmark for the twelve-month period ended March 31, 2017 was Consumer Staples. The outperformance was primarily due to good stock selection in the Food Products industry. We opportunistically added to four different Food Product stocks throughout the fiscal year during a time for each company when negative events were depressing their stock prices. We viewed each of the individual situations that were causing pressure on the stocks as transitory since we felt the market was overreacting to negative perception rather than fact. The positive stock selection in the Food Products industry resulted from these timely purchases.

The second best performing sector relative to the benchmark was Utilities. The portfolio benefited relative to the benchmark from being underweight the sector for most of the fiscal year. Interest rates started to rise after bottoming in July 2016, which led to underperformance from stocks that are considered bond surrogates, such as Utilities (as interest rates go up, bond prices go down, and since Utilities act in a similar fashion they often trade as bond proxies). The portfolio was underweight Utilities during this time of rising interest rates and benefited relative to the benchmark from this positioning. However, after the 2016 presidential election, interest rates spiked even higher in anticipation of future economic growth as well as the possibility of higher inflation, and this provided us with a chance to opportunistically purchase Utilities stocks. The spike higher in interest rates led to severe underperformance from the Utilities sector. We added to the portfolio’s weighting in the Utilities sector during this period of acute underperformance as the relative risk/reward for Utilities began to look attractive to us once more. This buying of Utilities during the sector’s underperformance eventually led to an overweight positioning by the end of the fiscal year.

The worst performing sector relative to the benchmark for the last twelve months was Information Technology. The underperformance was largely driven by poor stock selection and the portfolio’s lack of ownership in Semiconductor companies, which was one of the best performing industries for the benchmark in the fiscal year. We typically find it difficult to invest in Semiconductor stocks as they usually exhibit wide range of outcomes and have extremely volatile earnings streams that make it challenging for us to have a high degree of confidence in our ability to estimate the normalized earnings power for their business over a full cycle. As such, we often consider Semiconductor stocks to be too low quality for us to own. From time to time, such as in this fiscal year, the portfolio’s performance is disadvantaged when certain types of low quality stocks rally, and this was the case with Semiconductor stocks this period. In addition to being underweight Semiconductor stocks, we had two large holdings that both missed quarterly earnings expectations for two quarters in a row, resulting in each stock selling off sharply after each quarterly report (we discuss one of these stocks in further detail in the Individual Securities section). We also had a unique situation regarding a holding that made a large acquisition, which added to the underperformance in this sector (we will discuss this holding in more detail below in the Individual Securities section).

The second worst performing sector relative to the benchmark was Materials. The underperformance was entirely a result of poor stock selection. In contrast to the subpar stock selection, the portfolio actually benefited from a sector allocation perspective. The portfolio was overweight the Materials sector on average throughout the fiscal year, and with Materials being the best performing benchmark sector for the fiscal year, this overweight positioning helped to offset some of the underperformance caused by weak stock selection. There was not one individual stock that led to the underperformance; instead, similar to the Semiconductor industry, it was the high quality bias of our process that hindered the portfolio’s performance relative to the benchmark’s holdings in Materials. This sector is full of volatile, wide range of outcome stocks in industries such as Metals & Mining, Chemicals, and Construction Materials. These types of stocks can frequently lead to “home runs” or “strike outs,” often with few results in between these two types of outcomes. We typically avoid binary situations such as these. Over the past fiscal year, there were many “home runs” for the benchmark’s Materials stocks. For example, during the past fiscal year, one benchmark stock returned more than +300%, one returned more than +200%, and five returned more than +100%. Meanwhile, our best performing stock in the sector returned “only” 44%. We usually favor a narrower range of outcome situations, which leads us to purchasing cyclical stocks, such as Materials stocks, when they generally trade at a roughly 30-40% valuation discount relative to the small cap market based on our estimate of current normalized earnings power. Thus, our more prosaic fare in the Materials sector will frequently not keep up in anticipated economic growth rallies like we saw this fiscal year as the valuation gap we look to have close is usually in the 30-40% range. We feel that over time, focusing on narrower range of outcome stocks that might present less possible upside potential, but where we can have a higher degree of confidence in our normalized earning power estimate, as well as valuation, produces more favorable results than chasing the highly volatile, wide range of outcome situations with extremely large possible upside potential.

Individual Securities Performance (best/worst absolute contributors)

The largest contributing company in the fiscal year was Hancock Holding (HBHC). HBHC is a multi-bank holding company with community banks spread throughout the Southeast. HBHC was an outsized beneficiary of the post presidential election run-up in the market. Small cap banks, in particular, appreciated meaningfully on hopes that a new administration would usher in higher interest rates benefitting net interest margins, lower taxes improving bottom line earnings, and less regulation expense. Based on this optimism, HBHC’s stock returned approximately 41% from the close on November 4, 2016, to the high on December 8, 2016, as bank stocks rallied sharply in only one month’s time. We felt the market front-loaded nearly all of the potential good news before it had actually occurred, thus we exited the position.

The second largest contributing stock was InterDigital (IDCC). IDCC is a public intellectual property company that develops technology for advanced digital wireless telecommunications applications. IDCC is a key contributor to global wireless communication standards through licensing its patents and intellectual property to its end users. IDCC reported a series of solid earnings reports in which it demonstrated good expense control while at the same time benefiting from being well positioned for the coming 5G wireless standard. Its stock price moved in anticipation of this sea change to a new standard, as well as from IDCC raising its dividend while continuing to buy back stock with its high free cash flow generation. We exited IDCC on its strong price move higher.

The largest detracting stock in the period was Comtech Telecommunications (CMTL). CMTL designs and manufactures advanced communication systems for government and commercial use. CMTL closed on an acquisition of TeleCommunication Systems early last year, which roughly doubled the size of the company. It was initially funded with debt at a level that seemed manageable for the combined company. However, when CMTL issued new guidance after the acquisition was complete, its lowered guidance for cash flow left very little room for further cash flow declines before CMTL would violate its leverage ratio debt covenant (banks use debt covenants to protect themselves from borrowers defaulting on loans, often renegotiating for higher interest rates from the borrower if a covenant is violated). As a result, CMTL issued new equity to give the company more capital to help pay down the debt, which diluted current shareholders by approximately 45% (meaning the equity shares outstanding count increased by approximately 45%, resulting in existing shareholders owning approximately 45% less of the company than before the equity issuance); thus, the stock price reacted by dropping nearly 50% in the three weeks following the equity issuance announcement. The balance sheet was improved from the equity issuance, albeit in a very costly, onetime manner. However, given the poor capital allocation decisions and our decreased confidence in our estimate of normalized earnings power for the combined company, we harvested a tax loss and exited the position.

The second largest detracting stock was ScanSource (SCSC). SCSC is a value-added distributor of automatic identification and data capture (AIDC) products, such as bar code scanners, label printers, and portable data collection terminals. It also provides point-of-sale (POS) products, including PC-based alternatives to cash registers. SCSC reported a second straight quarter of materially disappointing earnings results during the period, which caused a sharp selloff in the stock. It also announced that its CFO had resigned. The poor earnings trajectory forced us to lower our estimate of normalized earnings power for SCSC, and this resulted in a worsening of the risk/reward relationship. As a result, we exited the position while harvesting a tax loss.

Current Positioning and Opportunities

Our largest overweight sectors relative to the benchmark are in the Consumer Staples and Health Care sectors. Our largest underweight sectors relative to the benchmark are in the Financials and Energy sectors. As always, these relative weights are a residual of our bottom up process and not based on a top down macro call on the market or economy.

Taking advantage of the steep price appreciation during the past fiscal year in companies that are economically sensitive, we moved the portfolio into areas of the stock market that are viewed as more “defensive” in nature. As a result, the greatest sector level weighting reductions from the portfolio occurred in the Information Technology, Industrials, and Materials sectors. Conversely, the largest sector level weighting additions to the portfolio occurred in the Health Care, Consumer Staples, and Utilities sectors.

We remain focused on the fundamentals of the companies we own, and the price we are paying for those fundamentals. We are confident that a steadfast application of our disciplined process should produce favorable results over time.

Thank you for your continued confidence in Dean.

DEAN SMALL CAP VALUE FUND

Performance Summary (Unaudited)

Average Annual Total Returns* (for the periods ended March 31, 2017)
	1 Year	5 Year	10 Year
Dean Small Cap Value Fund	23.67%	13.06%	7.09%
Russell 2000 Value Index**	29.37%	12.35%	7.12%
Russell 2000 Index**	26.22%	12.54%	6.09%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated July 29, 2016, were 1.20% of average daily net assets. Additional information pertaining to the expense ratios as of March 31, 2017 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For more information on the Dean Small Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**	The Russell 2000 and Russell 2000 Value Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

Comparison of the Change in Value of a $10,000 Investment in the Dean Small Cap Value Fund, the Russell 2000 Index and the Russell 2000 Value Index (Unaudited)

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell 2000 Index and the Russell 2000 Value Index on March 31, 2007 and held through March 31, 2017.

The Russell 2000 Index and the Russell 2000 Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more information on the Dean Small Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

DEAN MID CAP VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE – (Unaudited)

The Dean Mid Cap Value Fund was up +17.65% net of fees for the twelve months ended March 31, 2017, compared with a 19.82% return for the Russell Midcap Value Index and a 17.03% return for the Russell Midcap Index for the same period.

Macro Factors Impacting Performance

During the past fiscal year, stocks surged higher due to underlying growth showing signs of improvement and optimism that pro-business policies of the new Presidential administration would accelerate growth. With the shift in sentiment, style factors were the largest contributor to the portfolio’s underperformance for the year.

As is typically the case in times of newfound optimism, investors gravitate toward stocks with operating and financial leverage as their appetite for risk increases. These types of stocks typically have low returns on capital over the cycle, wide ranges of outcomes and high degrees of financial leverage, often due to the capital intensity and deep cycles of the company. Many companies within the Materials, Energy, Industrials and Financials sectors exhibit these characteristics. With increased economic growth, the downside risk in these types of stocks is reduced, while earnings will grow quickly as the cycle accelerates. Thus, they tend to outperform with increased optimism in the cycle. A key to Dean Capital Management’s process is focusing on stocks with high returns on capital with a predictable range of outcomes over the cycle. The style factor shift was a detractor in the year as we were overweight stocks with high profitability and underweight stocks with high degrees of leverage and high volatility.

Slightly offsetting the negative style factors, the portfolio’s lack of exposure to stocks with higher yields was a positive, as these stocks underperformed with a reversal in interest rate expectations.

Sector Performance (best/worst relative to benchmark)

The best performing sector relative to the portfolio’s benchmark was Utilities. For the year, the portfolio’s average weight was approximately 7.0% below the benchmark and was the second highest underweight sector behind Real Estate. After reaching a low point in July 2016, interest rates rose as economic optimism increased, especially post the Presidential election. Being a bond proxy with their relatively low growth and consistent dividend payouts, Utilities typically act in a similar fashion as bonds, with prices declining as rates rise. With Utilities underperforming the Russell Midcap Value Index by just under 12%, the portfolio’s underweight in the sector drove the majority of the relative outperformance. An additional benefit was holding Westar Energy (WR). Great Plains Energy (GXP) announced the acquisition of Westar for a

15.3% premium at the time of announcement in May 2016. Due to the premium and risk of completion, we exited Westar In June 2016. The timing of the sale proved beneficial as the acquisition has recently been blocked by the Kansas Utility Commission.

Health Care was the second best performing sector relative to the benchmark. While the portfolio was overweight an underperforming sector, sector allocation was positive due to the lack of ownership in the Pharmaceuticals, Biotechnology & Life Sciences industry. The industry was down -5.7% for the year. Post the Presidential election, concerns related to the possible repeal or modification of the Affordable Healthcare Act contributed to uncertainty within Health Care. The portfolio’s holdings in the Health Care Equipment & Services outperformed, with orthopedic manufacturer Zimmer Biomet (ZBH) up 15.6%, vascular and oncology equipment provider CR Bard (BCR) up 23.2% and diagnostic testing provider Quest Diagnostics (DGX) up 31.7% for the period held. A slight offset to the positive stock selection was dental and veterinary supply distributor Patterson Dental (PDCO), which was down -.6% for the year.

Consumer Discretionary was the worst performing sector relative to the benchmark. The portfolio’s overweight to the sector, primarily within the Retail industry, was a detractor to performance. While the relative overweight to the Retail industry averaged a reasonable 2.0% for the year, the Retail industry returned -7.3% for the year, significantly underperforming the Consumer Discretionary sector and the benchmark, which were up 9.6% and 19.9% respectively. Company specific issues accounted for the majority of underperformance in the sector. Vista Outdoor (VSTO), a recreational equipment supplier, was down -28.8% for the period held on weak sales and is discussed in more detail below. Ralph Lauren (RL), an apparel manufacturer, declined -18.2% for the period held on continued weak sales as its attempt to turn-around a struggling brand continues. In addition to the above stocks, the majority of the portfolio’s other Consumer Discretionary holdings did not keep pace with sector performance for the period held including Michael’s (MIK), Macy’s (M), LKQ Corp (LKQ), Panera (PNRA) and Delphi (DLPH). The common theme among the underperformers was weak retail spending coupled with competitive disruption or automotive-related end markets.

The second worst performing sector relative to the benchmark was Energy. Two holdings accounted for the underperformance. EQT Corp (EQT) is an Appalachian focused natural gas exploration and production company and also operates natural gas gathering and transmission pipelines. The stock was down -7.0% for the period held due to an unseasonably warm winter and concerns increased drilling activity would create oversupply for natural gas. Frank’s International (FI), a tubular supply company, was down -28.8% for the period held. The issues related to FI’s price decline are discussed in more detail below. Both EQT and FI were exited due to stock specific fundamental concerns and the desire to lower the portfolio’s Energy sector exposure late in the fiscal year.

Individual Securities Performance (best/worst absolute contributors)

The two largest contributing stocks in the year were Synopsys (SNPS) and Teradyne (TER).

Synopsys was the largest contributing stock for the fiscal year, up 48.9%. SNPS is a leading provider of electronic design automation (EDA) tools and services. These services and tools aid technology companies in designing, testing and manufacturing applications in order to speed the time to market and reduce costs. SNPS continues to see strong end market demand, with electronics growth continuing to accelerate and new semiconductor technologies being brought to market. The company continues to deliver consistent performance and significantly exceeded expectations in the quarter, leading to strong outperformance in the period. While we reduced the portfolio’s position late in the year due to valuation and relative outperformance, the portfolio continues to hold SNPS on the strength of its recurring revenue model and rising capital spending in the Semiconductor in industry. Until the weight reduction in February, SNPS was a top 10 holding.

The second largest contributing stock was Teradyne, up 64.9% for the period held. TER is a leading supplier of automated test equipment and a maker of systems for testing semiconductors. The company’s products are used to test complex electronics used in computing, consumer electronics, and aerospace and telecommunications industries. The increased spending by semiconductor companies has benefitted TER and its stable of products, leading to earnings growth above expectations. TER was added to the fund in late June 2016. Due to the stock’s relative outperformance and expanding valuation, the stock grew to be a top 10 holding late in the fiscal year. We recently reduced the portfolio’s position size, but continue to hold the stock, as the fundamentals in semiconductor capital spending remain favorable.

The two largest detracting stocks in the quarter were Frank’s International (FI) and Vista Outdoor (VSTO).

Frank’s International, down -28.8% for the period held, is a global provider of highly engineered tubular services to the oil and gas industry. FI provides services to leading exploration and production companies in both the onshore and offshore environments with a focus on complex wells that require significant technology advancements to drill safely while being cost effective. FI was purchased in August 2015 after a significant decline in Energy stocks post the June 2014 peak. The stock was purchased due to its defensive characteristics, most notably nearly 30% of its balance sheet in cash, and exposure to deep-water projects where volume and pricing power outperformed the overall Sector. In August 2016, FI reported earnings and forward guidance significantly lower than expected and cut the dividend 50% to conserve cash. Volume and pricing within the International and U.S. Services business, which had held up fairly well relative to the industry, collapsed, leading to projections of significant losses going forward. The primary change was due to deep-water projects, which typically have long lead times, being idled due to persistent low oil prices. The stock was exited in August due to concern of offshore drilling economics, which require large investments and long lead times relative to non-conventional sources of oil, coupled with the negative cash flow that reduced the margin of safety. Since the portfolio’s sale, the stock has continued to struggle relative to the sector due to its leverage to offshore projects, which have not seen improved capital spending.

Vista Outdoor, down -28.6% for the period held, owns a diversified portfolio of brands serving the outdoor sports and recreation markets. Products include sporting ammunition and firearms, sports optics, performance eyewear, hydration products and action sport protective gear. Key brands include Savage Arms, Stevens, Bushnell and Eagle, to name a few. Products are sold through a wide variety of mass, specialty and independent retailers. The company has been negatively impacted by weak sales, especially within the shooting accessories business, where industry volumes for guns and ammunition have declined. The weak sales have led to inventory destocking at retailers and wholesalers. In addition, VSTO has seen disruption in its distribution channels, with retailers such as Sports Authority/Sports Chalet and Gander Mountain closing stores. The portfolio exited the position in December on weak fundamentals and widening range of outcomes. The sale proved beneficial as the stock finished the fiscal year down -60.3%.

Current Positioning and Opportunities

The portfolio’s largest overweight sectors are Consumer Discretionary and Consumer Staples, while the largest underweight sectors are Utilities, Financials and Real Estate.

After significant price appreciation, the portfolio reduced holdings in cyclical areas of the market, primarily reducing Financials, Energy and Industrials, and added to sectors more defensive in nature, primarily Utilities, Consumer Staples, Healthcare and Real Estate. Relative to assumptions of full cycle normal earnings power, the recent rally has made the risk/reward for many cyclical companies much less favorable. Thus, the portfolio continues to reduce its exposure to these less favorable risk/rewards and toward high quality companies with stable and more predictable earnings power.

As always, the portfolio’s positioning is the residual of our bottom up process rather than a top down macro call on the market or economy. We remain focused on applying our discipline of buying high quality companies at a discount to their fair value over a market cycle.

DEAN MID CAP VALUE FUND

Performance Summary (Unaudited)

Average Annual Total Returns* (for the periods ended March 31, 2017)
	1 Year	5 Year	10 Year
Dean Mid Cap Value Fund	17.65%	12.29%	4.99%
Russell Midcap Value Index**	19.82%	14.07%	7.47%
Russell Midcap Index**	17.03%	13.09%	7.94%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated July 29, 2016, were 1.81% of average daily net assets (1.10% after fee waivers/expense reimbursements by the Adviser). The Fund’s Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses) do not exceed 1.10% of the Fund’s average daily net assets through July 31, 2017. Each waiver or reimbursement is subject to recoupment by the adviser in the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided the Fund is able to make the repayment without exceeding the 1.10% expense limitation. Additional information pertaining to the expense ratios as of March 31, 2017 can be found in the financial highlights.

Effective March 31, 2011, the Fund changed its investment strategies from Large Cap Value to Mid Cap Value and also changed its benchmarks from the Russell 1000 Value Index to the Russell Midcap Value and Russell Midcap Indices. Performance prior to March 31, 2011 reflects the Fund’s Large Cap Value investment strategies and, as a result, the Fund’s 10 year return may vary substantially from those of the Midcap indices.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For more information on the Dean Mid Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**	The Russell Midcap and Russell Midcap Value Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

Comparison of the Change in the Value of a $10,000 Investment in the Dean Mid Cap Value Fund, the Russell Midcap Index, and the Russell Midcap Value Index (Unaudited)

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell Midcap Index and the Russell Midcap Value Index on March 31, 2007 and held through March 31, 2017.

The Russell Midcap Index and the Russell Midcap Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more information on the Dean Mid Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

DEAN SMALL CAP VALUE FUND HOLDINGS – (Unaudited)

1As	a percent of total net assets.

The investment objective of the Dean Small Cap Value Fund is long-term capital appreciation and, secondarily, dividend income. Portfolio holdings are subject to change.

DEAN MID CAP VALUE FUND HOLDINGS – (Unaudited)

1As	a percent of total net assets.

The investment objective of the Dean Mid Cap Value Fund is long-term capital appreciation and, secondarily, dividend income. Portfolio holdings are subject to change.

Portfolio Holdings – (Unaudited)

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. In addition, the Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DEAN SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

March 31, 2017

Common Stocks – 95.16%	Shares	Fair Value
Consumer Discretionary – 12.39%
Aaron’s, Inc.	121,330	$3,608,354
Big Lots, Inc.	81,920	3,987,866
Cato Corp./The, Class A	196,515	4,315,469
Children’s Place, Inc./The	29,080	3,491,054
HSN, Inc.	79,545	2,951,120
Meredith Corp.	48,880	3,157,648
Murphy USA, Inc. *	99,140	7,278,859
Sally Beauty Holdings, Inc. *	164,735	3,367,183
Steven Madden Ltd. *	80,320	3,096,336

		35,253,889

Consumer Staples – 10.73%
Boston Beer Co., Inc./The, Class A *	27,100	3,920,015
Dean Foods Co.	311,785	6,129,693
John B. Sanfilippo & Son, Inc.	56,905	4,164,877
Medifast, Inc.	89,735	3,981,542
Orchids Paper Products Co.	101,115	2,426,760
Sanderson Farms, Inc.	61,245	6,359,681
Weis Markets, Inc.	59,770	3,565,280

		30,547,848

Energy – 2.91%
Dril-Quip, Inc. *	74,345	4,055,520
Oceaneering International, Inc.	156,300	4,232,604

		8,288,124

Financials – 18.22%
AMERISAFE, Inc.	65,175	4,229,857
Apollo Commercial Real Estate Finance, Inc.	246,035	4,627,918
Blackstone Mortgage Trust, Inc., Class A	245,135	7,589,380
Bryn Mawr Bank Corp.	140,582	5,552,989
Community Trust Bancorp, Inc.	105,620	4,832,115
Enstar Group Ltd. *	17,110	3,273,143
FirstCash, Inc.	65,010	3,195,242
Horace Mann Educators Corp.	99,725	4,093,711
Infinity Property & Casualty Corp.	35,705	3,409,828

See accompanying notes which are an integral part of these financial statements.

DEAN SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS – (continued)

March 31, 2017

Common Stocks – 95.16% – continued	Shares	Fair Value
Financials – 18.22% – continued
Renasant Corp.	124,290	$4,933,070
Trico Bancshares	172,350	6,123,595

		51,860,848

Health Care – 9.02%
LifePoint Health, Inc. *	75,245	4,928,547
Magellan Health, Inc. *	93,910	6,484,485
Meridian Bioscience, Inc.	411,920	5,684,496
Owens & Minor, Inc.	124,615	4,311,679
PAREXEL International Corp. *	67,300	4,247,303

		25,656,510

Industrials – 10.74%
Alamo Group, Inc.	47,080	3,587,025
Deluxe Corp.	58,380	4,213,285
FTI Consulting, Inc. *	120,765	4,971,895
Heartland Express, Inc.	171,530	3,439,177
Kadant, Inc.	83,270	4,942,074
Knoll, Inc.	277,885	6,616,442
Tetra Tech, Inc.	68,730	2,807,621

		30,577,519

Information Technology – 8.00%
ADTRAN, Inc.	161,050	3,341,788
Convergys Corp.	331,024	7,001,158
CSG Systems International, Inc.	91,130	3,445,625
Diebold, Inc.	92,655	2,844,509
Plexus Corp. *	53,465	3,090,277
Tech Data Corp. *	32,343	3,037,008

		22,760,365

Materials – 4.33%
Compass Minerals International, Inc.	71,640	4,860,774
Schweitzer-Mauduit International, Inc.	179,880	7,450,630

		12,311,404

See accompanying notes which are an integral part of these financial statements.

DEAN SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS – (continued)

March 31, 2017

Common Stocks – 95.16% – continued	Shares	Fair Value
Real Estate – 8.28%
Lexington Realty Trust	676,180	$6,748,276
LTC Properties, Inc.	135,915	6,510,328
National Storage Affiliates Trust	279,700	6,684,830
Tanger Factory Outlet Centers, Inc.	110,165	3,610,107

		23,553,541

Telecommunication Services – 1.37%
ATN International, Inc.	55,205	3,887,536

Utilities – 9.17%
ALLETE, Inc.	89,332	6,048,670
El Paso Electric Co.	122,455	6,183,977
MGE Energy, Inc.	77,105	5,011,825
NorthWestern Corp.	76,010	4,461,787
Spire, Inc.	65,030	4,389,525

		26,095,784

Total Common Stocks (Cost $252,786,461)		270,793,368

Money Market Securities – 5.42%
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.60% (a)	15,432,424	15,432,424

Total Money Market Securities (Cost $15,432,424)		15,432,424

Total Investments – 100.58% (Cost $268,218,885)		286,225,792

Liabilities in Excess of Other Assets – (0.58)%		(1,662,383)

NET ASSETS – 100.00%		$284,563,409

(a)	Rate disclosed is the seven day effective yield as of March 31, 2017.

*	Non-income producing security.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes which are an integral part of these financial statements.

DEAN MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

March 31, 2017

Common Stocks – 97.49%	Shares	Fair Value
Consumer Discretionary – 11.53%
Aramark	11,665	$430,088
Delphi Automotive PLC	5,660	455,573
Gildan Activewear, Inc.	17,607	476,093
Interpublic Group of Cos., Inc.	17,045	418,796
LKQ Corp. *	12,443	364,207
Murphy USA, Inc. *	6,265	459,976
Nordstrom, Inc.	8,793	409,490

		3,014,223

Consumer Staples – 6.05%
Bunge Ltd.	5,682	450,355
Dr. Pepper Snapple Group, Inc.	4,018	393,443
Ingredion, Inc.	2,981	359,002
Tyson Foods, Inc., Class A	6,135	378,591

		1,581,391

Energy – 6.17%
Concho Resources, Inc. *	3,565	457,532
Noble Energy, Inc.	10,521	361,291
Oceaneering International, Inc.	14,409	390,196
Pioneer Natural Resources Co.	2,160	402,257

		1,611,276

Financials – 18.39%
Allstate Corp.	5,120	417,229
Ameriprise Financial, Inc.	3,953	512,625
Associated Banc-Corp.	15,381	375,296
Brown & Brown, Inc.	9,700	404,684
Commerce Bancshares, Inc.	9,246	519,255
Invesco Ltd.	14,993	459,236
M&T Bank Corp.	2,830	437,886
Reinsurance Group of America, Inc.	3,068	389,575
Torchmark Corp.	5,163	397,757
Unum Group	8,857	415,305
W.R. Berkley Corp.	6,740	476,046

		4,804,894

See accompanying notes which are an integral part of these financial statements.

DEAN MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS – (continued)

March 31, 2017

Common Stocks – 97.49% – continued	Shares	Fair Value
Health Care – 6.59%
C.R. Bard, Inc.	1,707	$424,258
Patterson Companies, Inc.	9,052	409,422
Universal Health Services, Inc., Class B	3,543	440,926
Zimmer Biomet Holdings, Inc.	3,673	448,510

		1,723,116

Industrials – 13.14%
Hexcel Corp.	7,756	423,090
ITT, Inc.	8,438	346,127
Kansas City Southern	3,737	320,485
Parker-Hannifin Corp.	2,895	464,126
Republic Services, Inc.	9,570	601,092
Snap-on, Inc.	2,441	411,723
Stanley Black & Decker, Inc.	3,111	413,359
Xylem, Inc.	9,052	454,591

		3,434,593

Information Technology – 11.75%
Alliance Data Systems Corp.	1,663	414,087
Arrow Electronics, Inc. *	5,768	423,429
DST Systems, Inc.	3,500	428,750
Keysight Technologies, Inc. *	10,175	367,724
Littelfuse, Inc.	2,938	469,816
Synopsys, Inc. *	6,546	472,163
Teradyne, Inc.	15,857	493,153

		3,069,122

Materials – 8.49%
Agrium, Inc.	4,472	427,300
Bemis Co., Inc.	9,397	459,137
Eastman Chemical Co.	6,416	518,413
International Flavors & Fragrances, Inc.	3,132	415,084
International Paper Co.	7,842	398,217

		2,218,151

See accompanying notes which are an integral part of these financial statements.

DEAN MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS – (continued)

March 31, 2017

Common Stocks – 97.49% – continued	Shares	Fair Value
Real Estate – 7.69%
CubeSmart	17,131	$444,721
Equity LifeStyle Properties, Inc.	7,540	581,032
Highwoods Properties, Inc.	8,814	433,032
Weingarten Realty Investors	16,483	550,367

		2,009,152

Utilities – 7.69%
Ameren Corp.	8,879	484,705
Great Plains Energy, Inc.	16,008	467,754
Portland General Electric Co.	11,515	511,496
Xcel Energy, Inc.	12,271	545,446

		2,009,401

Total Common Stocks (Cost $20,525,967)		25,475,319

Money Market Securities – 4.43%
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.60% (a)	1,158,465	1,158,465

Total Money Market Securities (Cost $1,158,465)		1,158,465

Total Investments – 101.92% (Cost $21,684,432)		26,633,784

Liabilities in Excess of Other Assets – (1.92)%		(501,707)

NET ASSETS – 100.00%		$26,132,077

(a)	Rate disclosed is the seven day effective yield as of March 31, 2017.

*	Non-income producing security.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2017

	Dean Small Cap Value Fund	Dean Mid Cap Value Fund
Assets
Investment in securities:
At cost	$268,218,885	$21,684,432

At fair value	$286,225,792	$26,633,784
Receivable for fund shares sold	465,240	14,680
Dividends receivable	605,297	35,952
Prepaid expenses	34,001	18,254

Total Assets	287,330,330	26,702,670

Liabilities
Payable for investments purchased	2,121,507	537,398
Payable for fund shares redeemed	364,149	–
Payable to Adviser	211,355	13,371
Payable to administrator, fund accountant, and transfer agent	33,042	280
Payable to custodian	5,303	911
Other accrued expenses	31,565	18,633

Total Liabilities	2,766,921	570,593

Net Assets	$284,563,409	$26,132,077

Net Assets consist of:
Paid-in capital	$225,992,334	$20,733,520
Accumulated undistributed net investment income	2,018,215	91,846
Accumulated undistributed net realized gain from investment transactions	38,545,953	357,359
Net unrealized appreciation on investments	18,006,907	4,949,352

Net Assets	$284,563,409	$26,132,077

Shares outstanding (unlimited number of shares authorized, no par value)	16,697,228	1,381,527

Net asset value, offering and redemption price per share	$17.04	$18.92

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

STATEMENTS OF OPERATIONS

For the year ended March 31, 2017

	Dean Small Cap Value Fund	Dean Mid Cap Value Fund
Investment Income
Dividend income (net of foreign taxes withheld of $– and $2,552)	$5,895,980	$384,231

Total investment income	5,895,980	384,231

Expenses
Investment Adviser	2,104,216	186,563
Administration	126,507	19,078
Transfer agent	111,033	11,130
Fund accounting	89,487	18,867
Miscellaneous	64,810	23,492
Registration	38,614	21,722
Legal	29,099	29,408
Custodian	35,717	9,015
Report printing	40,514	3,636
Audit	16,600	16,600
Trustee	11,108	11,108
Insurance	17,988	3,107
CCO	9,195	9,195
Pricing	3,320	3,448

Total expenses	2,698,208	366,369
Fees waived by Adviser	–	(93,585)
Fees reduced by Administrator	–	(44,056)

Net operating expenses	2,698,208	228,728

Net investment income	3,197,772	155,503

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	47,608,903	2,097,823
Net change in unrealized appreciation (depreciation) of investment securities	(1,387,673)	1,133,544

Net realized and unrealized gain on investments	46,221,230	3,231,637

Net increase in net assets resulting from operations	$49,419,002	$3,386,870

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Dean Small Cap Value Fund		Dean Mid Cap Value Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$3,197,772	$1,626,915	$155,503	$37,150
Net realized gain (loss) on investment securities	47,608,903	(645,059)	2,097,823	35,954
Net change in unrealized appreciation (depreciation) of investment securities	(1,387,673)	(1,947,511)	1,133,544	345,090

Net increase (decrease) in net assets resulting from operations	49,419,002	(965,655)	3,386,870	418,194

Distributions
From net investment income	(2,706,006)	(364,814)	(96,884)	(21,963)
From net realized gains	(7,176,668)	(10,810,921)	–	–

Total distributions	(9,882,674)	(11,175,735)	(96,884)	(21,963)

Capital Transactions
Proceeds from shares sold	103,447,375	95,129,982	6,412,574	871,988
Reinvestment of distributions	8,973,816	10,592,731	94,988	21,395
Amount paid for shares redeemed	(65,843,806)	(38,003,674)	(978,040)	(413,618)

Net increase in net assets resulting from capital transactions	46,577,385	67,719,039	5,529,522	479,765

Total Increase in Net Assets	86,113,713	55,577,649	8,819,508	875,996

Net Assets
Beginning of year	198,449,696	142,872,047	17,312,569	16,436,573

End of year	$284,563,409	$198,449,696	$26,132,077	$17,312,569

Accumulated undistributed net investment income included in net assets at end of period	$2,018,215	$1,578,035	$91,846	$33,227

Share Transactions
Shares sold	6,458,192	6,639,203	361,746	58,582
Shares issued in reinvestment of distributions	523,560	794,654	5,101	1,422
Shares redeemed	(4,138,854)	(2,676,676)	(57,466)	(26,250)

Net increase in shares outstanding	2,842,898	4,757,181	309,381	33,754

See accompanying notes which are an integral part of these financial statements.

DEAN SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	For the Years ended
	March 31, 2017	March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013
Net asset value, beginning of year	$14.32	$15.71	$15.96	$13.48	$11.58

Investment operations:
Net investment income	0.19	0.11	0.07	0.06	0.02 (a)
Net realized and unrealized gain (loss) on investments	3.20	(0.60)	1.00	2.96	1.92

Total from investment operations	3.39	(0.49)	1.07	3.02	1.94

Less distributions:
From net investment income	(0.18)	(0.03)	(0.09)	– (b)	(0.04)
From net realized gains	(0.49)	(0.87)	(1.23)	(0.54)	–

Total distributions	(0.67)	(0.90)	(1.32)	(0.54)	(0.04)

Net asset value, end of year	$17.04	$14.32	$15.71	$15.96	$13.48

Total Return (c)	23.67%	(2.73)%	7.25%	22.57%	16.81%
Ratios and Supplemental Data
Net assets, end of year (000)	$284,563	$198,450	$142,872	$137,404	$79,489
Ratio of expenses to average net assets:
After fee waivers and/or expense reimbursement/recoupment by Adviser	1.15%	1.25%	1.25%	1.25%	1.25%
Before fee waivers and/or expense reimbursement/recoupment by Adviser	1.15%	1.20%	1.22%	1.21%	1.41%
Ratio of net investment income (loss) to average net assets:
After fee waivers and/or expense reimbursement/recoupment by Adviser	1.36%	0.96%	0.41%	0.44%	0.13%
Before fee waivers and/or expense reimbursement/recoupment by Adviser	1.36%	1.01%	0.45%	0.48%	(0.03)%
Portfolio turnover rate	154%	148%	128%	96%	142%

(a)	Calculated using the average shares method.
(b)	Rounds to less than $0.005 per share.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

DEAN MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	For the Years ended
	March 31, 2017	March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013
Net asset value, beginning of year	$16.15	$15.83	$14.82	$12.31	$10.81

Investment operations:
Net investment income	0.12	0.03	0.11	0.03	0.06
Net realized and unrealized gains on investments	2.73	0.31	1.00	2.49	1.52

Total from investment operations	2.85	0.34	1.11	2.52	1.58

Less distributions:
From net investment income	(0.08)	(0.02)	(0.10)	(0.01)	(0.08)

Total distributions	(0.08)	(0.02)	(0.10)	(0.01)	(0.08)

Net asset value, end of year	$18.92	$16.15	$15.83	$14.82	$12.31

Total Return (a)	17.65%	2.17%	7.50%	20.46%	14.71%
Ratios and Supplemental Data
Net assets, end of year (000)	$26,132	$17,313	$16,437	$16,033	$13,003
Ratio of expenses to average net assets:
After fee waivers and/or expense reimbursement	1.10%	1.50%	1.50%	1.50%	1.50%
Before fee waivers and/or expense reimbursement	1.76%	1.91%	1.88%	2.01%	2.23%
Ratio of net investment income (loss) to average net assets:
After fee waivers and/or expense reimbursement	0.75%	0.23%	0.66%	0.24%	0.52%
Before fee waivers and/or expense reimbursement	0.09%	(0.18)%	0.28%	(0.27)%	(0.20)%
Portfolio turnover rate	57%	39%	52%	43%	49%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2017

NOTE 1. ORGANIZATION

The Dean Small Cap Value Fund (the “Small Cap Fund”) and the Dean Mid Cap Value Fund (the “Mid Cap Fund”) (each a “Fund” and, collectively the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”) on November 13, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Funds are series of the Trust currently authorized by the Board. The investment adviser to each Fund is Dean Investment Associates, LLC (“Dean Investment Associates” or “Adviser”). In addition, the Adviser has retained Dean Capital Management, LLC (“DCM” or “Sub-Adviser”) to serve as sub-adviser to the Funds. DCM is an affiliate of the Adviser. The investment objective of the Small Cap Fund and the Mid Cap Fund is long-term capital appreciation and, secondarily, dividend income.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds have qualified and intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2017

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended March 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determines to be fair and equitable.

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on fixed income securities purchased are amortized or accreted using the effective interest method. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in REITs are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – Each Fund intends to distribute substantially all of its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2017

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

For the fiscal year ended March 31, 2017, the Funds made the following reclassifications to increase (decrease) the components of net assets:

	Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain
Small Cap Fund	$51,586	$(51,586)	$–
Mid Cap Fund	–	–	–

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2017

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Various inputs are used in determining the value of each Funds’ investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, each Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market securities, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities are categorized as Level 1 securities.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2017

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

In accordance with the Trust’s valuation policies, the Adviser and/or Sub-Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser and/or Sub-Adviser would be the amount which the Funds might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser or Sub-Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser or Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used at March 31, 2017 in valuing the Funds’ investments:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Small Cap Fund
Assets
Common Stocks*	$270,793,368	$–	$–	$270,793,368
Money Market Securities	15,432,424	–	–	15,432,424

Total	$286,225,792	$–	$–	$286,225,792

Mid Cap Fund
Assets
Common Stocks*	$25,475,319	$–	$–	$25,475,319
Money Market Securities	1,158,465	–	–	1,158,465

Total	$26,633,784	$–	$–	$26,633,784

*	Refer to the Schedules of Investments for industry classifications.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2017

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The Funds did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the fiscal year ended March 31, 2017, there were no transfers between any levels as of March 31, 2017 based on input levels as of March 31, 2016.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund’s investments are managed by the Adviser pursuant to the terms of an advisory agreement with the Trust. The Adviser has hired the Sub-Adviser to manage the Funds’ assets on a day-to-day basis. The Sub-Adviser is paid by the Adviser. In accordance with the advisory agreement, the Adviser is entitled to an investment advisor fee, computed and accrued daily and paid monthly, at an annual rate of 0.90% of the average daily net assets of each Fund. For the fiscal year ended March 31, 2017, the Adviser earned fees, before the waiver described below, of $2,104,216 and $186,563 from the Small Cap Fund and the Mid Cap Fund, respectively. At March 31, 2017, the Adviser was owed $211,355 from the Small Cap Fund and $13,371 from the Mid Cap Fund.

The Adviser has contractually agreed to waive all or a portion of its fees and/or reimburse expenses of each Fund, but only to the extent necessary to maintain total operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies in which the Funds may invest) at 1.25% of average daily net assets for the Small Cap Fund and 1.10% of the average daily net assets for the Mid Cap Fund through July 31, 2017.

Each waiver or reimbursement is subject to recoupment by the Adviser in the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided the Fund is able to make the repayment without exceeding the aforementioned applicable expense limitation. For the fiscal year ended March 31, 2017, the Adviser waived fees of $93,585 for the Mid Cap Fund and did not waive any fees for the Small Cap Fund.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2017

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions, at March 31, 2017, were as follows:

Fund	Amount	Expires March 31,
Mid Cap Fund	$61,959	2018
	66,094	2019
	93,585	2020

The Trust retains Ultimus Asset Services, LLC (“Ultimus”) to provide the Funds with administration, fund accounting and transfer agent services, including all regulatory reporting. For the fiscal year ended March 31, 2017, fees for administration, transfer agent, and fund accounting services, and the amounts due to Ultimus at March 31, 2017 were as follows:

	Small Cap Fund	Mid Cap Fund
Administration	$126,507	$19,078
Fund accounting	89,487	18,867
Transfer agent	111,033	11,130
Payable to Ultimus	33,042	280

During the fiscal year ended March 31, 2017, Ultimus contractually agreed to discount the overall fees for the Mid Cap Fund in the amount of $44,056.

Certain officers of the Trust are officers or employees of Ultimus Fund Solutions, LLC or Unified Financial Securities, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Funds’ shares. Both Ultimus and the Distributor operate as wholly owned subsidiaries of Ultimus Fund Solutions, LLC. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers are not paid by the Trust for services to the Fund.

Huntington National Bank is the custodian of the Funds’ investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2017

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2017, purchases and sales of investment securities, other than short-term investments, were as follows:

	Small Cap Fund	Mid Cap Fund
Purchases	$382,108,511	$16,827,279
Sales	352,588,724	11,596,210

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended March 31, 2017.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2017, NFS, LLC owned 55.86% of the Mid Cap Fund. As a result, NFS, LLC may be deemed to control the Mid Cap Fund.

NOTE 7. FEDERAL TAX INFORMATION

As of March 31, 2017, the unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Small Cap Fund	Mid Cap Fund
Gross unrealized appreciation	$23,645,797	$5,092,332
Gross unrealized depreciation	(5,659,515)	(143,241)

Net unrealized appreciation	$17,986,282	$4,949,091

Federal income tax cost	$268,239,510	$21,684,693

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2017

NOTE 7. FEDERAL TAX INFORMATION – continued

Small Cap Fund:

The tax character of distributions paid during the fiscal years ended March 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$7,386,664	$364,814
Long-term capital gains	2,496,010	10,810,921

	$9,882,674	$11,175,735

Mid Cap Fund:

The tax character of distributions paid during the fiscal years ended March 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$96,884	$21,963

	$96,884	$21,963

As of March 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis are as follows:

	Small Cap Fund	Mid Cap Fund
Undistributed ordinary income	$28,044,923	$91,846
Undistributed long term capital gains	12,539,870	357,620
Unrealized appreciation	17,986,282	4,949,091

	$58,571,075	$5,398,557

The difference between book basis and tax basis of unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

During the fiscal year ended March 31, 2017, Small Cap Fund and Mid Cap Fund utilized $664,910 and $1,539,131 of capital loss carryforward, respectively.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2017

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Funds indemnify their officers and trustees for certain liabilities that may arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds entered into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since March 31, 2017, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment to the financial statements or additional disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Dean Funds and

Board of Trustees of Unified Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Dean Funds, comprising Dean Small Cap Value Fund and Dean Mid Cap Value Fund (the “Funds”), each a series of the Unified Series Trust, as of March 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dean Small Cap Value Fund and Dean Mid Cap Value Fund as of March 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

May 25, 2017

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of each Fund, you incur ongoing costs, including management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning and held for the six month period, October 1, 2016 to March 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During Period (1)	Annualized Expense Ratio
Dean Small Cap Value Fund
Actual	$1,000.00	$1,131.60	$6.04	1.14%
Hypothetical (2)	$1,000.00	$1,019.26	$5.72	1.14%

Dean Mid Cap Value Fund
Actual	$1,000.00	$1,095.10	$5.75	1.10%
Hypothetical (2)	$1,000.00	$1,019.45	$5.54	1.10%

(1)	Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(2)	Hypothetical assumes 5% annual return before expenses.

OTHER FEDERAL INCOME TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income: For the year ended March 31, 2017, the Mid Cap Fund designates 100% and the Small Cap Fund designates 32%, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of each Fund’s dividend distribution that qualifies under tax law. For the Mid Cap Fund and Small Cap Fund calendar year 2017 ordinary income dividends, 100% and 33% qualify for the corporate dividends received deduction, respectively.

For the year ended March 31, 2017, the Small Cap Fund designated $2,496,010 as long-term capital gain distributions.

TRUSTEES AND OFFICERS (Unaudited)

GENERAL QUALIFICATIONS. The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Chairman of the Audit and Pricing Committees; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008.

Previous: Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

Stephen A. Little (1946) Chairman, December 2004 to December 2016; Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (1950) Independent Trustee, December 2002 to present	Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016 - Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011- Dec. 2015; Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011- Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial, a full-service bank, since 1998; Chairman of The Lexington Convention and Visitors’ Bureau since 2011; Board of Directors of The Lexington Chamber of Commerce since January 2017.
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present	Current: Executive Vice President and Chief Officer, Corporate Development for Global Trust Company, a nondepository trust company, since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc., a provider of retirement and charitable services products, since February 2003 and Savings Banks Employees Retirement Association, a provider of qualified retirement benefit plans, since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	The Trust currently consists of 17 series.

The following table provides information regarding the interested Trustee and the Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (1955)*** Trustee, November 2007 to present	Current: Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

Bo Howell (1981) Vice President of Legal Services and Secretary, January 2016 to present

Current: Vice President, Director of Fund Administration for Ultimus Fund Solutions, LLC since 2014; Secretary, UMT since 2015.

Previous: Assistant Secretary, UMT (2014); Counsel – Securities and Mutual Funds for Western & Southern Financial Group (2012 to 2014); U.S. Securities and Exchange Commission, Senior Counsel (2009 to 2012).

John C. Swhear (1961) Vice President, January 2016 to present

Current: Assistant Vice President and Associate Director of Compliance, Ultimus Fund Solutions, LLC since 2015; Chief Compliance Officer, Unified Financial Securities, LLC since May 2007; Chief Compliance Officer and AML Officer, Capitol Series Trust since September 2013; Chief Compliance Officer, AML Officer and Vice President, Valued Advisers Trust since May 2007.

Previous: Vice President of Legal Administration, Compliance and Risk for Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC), the Trust’s administrator, (April 2007 to December 2015), Director (May 2014 to December 2015); President, Unified Series Trust (August 2013 to January 2016), Interim President (March 2012 to August 2013), Senior Vice President of Unified Series Trust (May 2007 to March 2012); Secretary of Huntington Funds (April 2010 to February 2012).

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October, 2004

*	The address for each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	The Trust currently consists of 17 series.

***	Ms. Kelly may be deemed an interested trustee because she is an officer of an entity that until December 2015 was under common control with Unified Financial Securities, Inc., one of the Trust’s distributors. The Board reviewed and approved this arrangement.

MANAGEMENT AGREEMENT RENEWALS – (Unaudited)

The Dean Mid Cap Value Fund and the Dean Small Cap Value Fund (collectively, the “Funds”) are series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Funds and, as required by law, determines annually whether to approve the continuance of the Funds’ management agreements with its investment adviser, Dean Investment Associates, LLC (“DIA”), and DIA’s sub-advisory agreement with Dean Capital Management, LLC (“DCM”).

The Board of Trustees, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on November 1, 2016 via teleconference to consider the renewal of the management agreements between the Trust and DIA on behalf of the Funds, as well as the sub-advisory agreement between DIA and DCM. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Ultimus Asset Services, LLC, the Trust’s administrator (“UAS”). After discussing the materials, the Committee interviewed DIA’s Chief Executive Officer, as well as DCM’s Portfolio Managers and its Director of Institutional Sales.

At the Board’s November 14, 2016 in-person meeting, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust, DIA or DCM, approved the continuation of the management agreements between the Trust and DIA on behalf of the Funds for an additional year. The Trustees’ approval of the Funds’ management agreements was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors. Because the Funds’ management agreements are reviewed and considered by the Board on an annual basis, the Trustees’ determinations may be based, in part, on their consideration of the management agreements in previous years.

(1)

The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that DIA and DCM provide to the Funds, which included, but were not limited to, providing a continuous investment program for the Funds, adhering to the Funds’ investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Funds. The Trustees considered the qualifications and experience of DCM’s portfolio managers who are responsible for the day-to-day management of the Funds’ portfolios, as well as the qualifications and experience of the other individuals at DIA and DCM who provide services to the Funds. The Trustees considered the allocation of services between DIA and

MANAGEMENT AGREEMENT RENEWALS – (Unaudited)

DCM. In considering the adequacy of the resources provided to the Funds, the Trustees determined that DIA and DCM’s resources appear adequate. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by DIA and DCM to the Funds.

(2)	Fund Performance. The Trustees next reviewed and discussed the Funds’ performance for periods ended September 30, 2016. The Trustees observed that the Mid Cap Fund had outperformed both of its benchmarks, the Russell Mid Cap Value Index and the Russell Mid Cap Index, for the year-to-date and one-year periods, and slightly underperformed its benchmarks for the three- and five-year periods. The Trustees noted that the Mid Cap Fund had outperformed the average return of funds of comparable size in its Morningstar Mid-Cap Value Category over the year-to-date, one-, three-, and five-year periods. The Trustees noted that short-term performance had pulled up long-term performance. The Trustees considered DIA and DCM’s explanation for the Mid Cap Fund’s periods of underperformance.

The Trustees observed that the Small Cap Fund had outperformed both of its benchmarks, the Russell 2000 Value Index and the Russell 2000 Index, for the year-to-date and three- and five-year periods, but that it had slightly underperformed the Russell 2000 Value Index and outperformed the Russell 2000 Index for the one-year period. The Trustees noted that the Small Cap Fund had outperformed the average return of funds of comparable size in its Morningstar Small-Cap Value Category over the year-to-date, one-, three-, and five-year periods. The Trustees noted that short-term performance had pulled up long-term performance.

(3)

Fee Rate and Profitability. The Trustees considered that, effective through July 31, 2017, DIA has agreed to waive its management fee and/or reimburse its expenses of the Mid Cap Fund to the extent that the Fund’s total annual operating expenses (excluding certain expenses) exceed 1.10%, and that, effective through July 31, 2017, DIA has agreed to waive its management fee and/or reimburse its expenses of the Small Cap Fund to the extent that the Fund’s total annual operating expenses (excluding certain expenses) exceed 1.25%. The Trustees noted that the Mid Cap Fund’s gross management fee is equal to the median for funds of comparable size in its Morningstar Mid-Cap Value Category, and that the new expense cap for the Mid Cap Value Fund is equal to the median net expenses for funds of comparable size in its Morningstar Mid-Cap Value Category. The Trustees noted that the Small Cap Fund’s gross management fee is equal to the average for funds of comparable size in its Morningstar Small-Cap Value Category, though its net expenses are higher than the average and median for those funds. The Trustees considered the profitability analyses prepared by DIA and DCM for management of the Funds and considered the allocation of

MANAGEMENT AGREEMENT RENEWALS – (Unaudited)

fees between DIA and DCM, noting that they were more focused on the advisory fee paid by the Fund because DIA and DCM are affiliates. The Trustees determined that DIA and DCM are each earning a reasonable profit from managing the Funds. The Trustees then considered potential benefits that DIA or DCM may receive in connection with its management of the Funds. These include third-party research obtained using soft dollars generated by certain brokerage transactions by the Funds, which may be used to benefit the Funds along with DIA and DCM’s other clients. The Trustees considered that the management fees for the Funds are equal to the lowest management fee charged for separate accounts managed by DIA and DCM. The Trustees concluded that the Funds’ current management fees represent reasonable compensation in light of the nature and quality of DIA and DCM’s services to the Funds, the fees paid by competitive mutual funds, and the costs incurred by DIA and DCM in providing services to the Funds.

(4)	Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which DIA and DCM will realize economies of scale as the Funds grow larger. The Trustees determined that although the Small Cap Fund has recently reached the level needed to satisfy expense cap limits without the waiver of advisory fees, DIA and DCM are not yet realizing benefits from economies of scale in managing either the Small Cap Fund or Mid Cap Fund assets to such an extent that the management fee for either of the Funds should be reduced or that breakpoints in the management fee should be implemented at this time.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888) 899-8343 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (888) 899-8343 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Stephen A. Little

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

Bo Howell, Secretary

INVESTMENT ADVISOR

Dean Investment Associates LLC

3500 Pentagon Blvd., Suite 200

Beavercreek, Ohio. 45431

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of the Funds through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Funds Collect. The Funds collects the following nonpublic personal information about you:

•	Information the Funds receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Funds, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Funds Disclose. The Funds do not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Funds’ custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Funds, through its transfer agent, have taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)        The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The Dean Funds:	FY 2017	$25,000
	FY 2016	$25,000
(b)	Audit-Related Fees

The Dean Funds:	FY 2017	$0
	FY 2016	$0
(c)	Tax Fees

The Dean Funds:	FY 2017	$6,000
	FY 2016	$6,000

Nature of the fees:             Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

The Dean Funds:	FY 2017	$0
	FY 2016	$0

(e)        (1)         Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)         Percentages of Services Approved by the Audit Committee

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)        During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2017	$0	$0
FY 2016	$0	$0

(h)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)        Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)         There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code is filed herewith

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)         Unified Series Trust

By	/s/ David R. Carson
David R. Carson, President

Date         5/24/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David R. Carson
David R. Carson, President

Date         5/24/2017

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date         5/24/2017